Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q09

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Income:
Segment View	4
Regional View	5
Net Revenues:
Segment View	6
Regional View	7

Segment Detail

Global Cards	8 - 10
Consumer Banking	11 -14
Institutional Clients Group (ICG)	15
Securities and Banking	16
Transaction Services	17
Global Wealth Management	18 - 19

Regional Detail
North America	20
EMEA	21
Latin America	22
Asia	23 -24

Citigroup Supplemental Detail
Return on Capital	25
Average Balances and Interest Rates	26
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios	27
Allowance for Credit Losses:
Total Citigroup	28
Consumer Loans	29
Corporate Loans	30
Components of Provision for Loan Losses	31
Non-Performing Assets	32

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

											1Q09 vs.
	1Q		2Q		3Q		4Q		1Q		1Q08 Increase/
	2008		2008		2008		2008		2009		(Decrease)

Total Revenues, Net of Interest Expense	$12,441		$18,077		$16,680		$5,595		$24,789		99%
Total Operating Expenses	15,775		15,644		14,425		25,290		12,087		(23)%
Provision for Loan Losses and for Benefits and Claims	5,852		7,100		9,067		12,695		10,307		76%
Income Taxes	(3,939)		(2,404)		(3,294)		(10,975)		785		NM
Income (Loss) from Continuing Operations	$(5,247)		$(2,263)		$(3,518)		$(21,415)		$1,610		NM
Discontinued Operations, After-tax	115		(156)		608		3,843		(33)		NM
Minority Interest	(21)		76		(95)		(309)		(16)		24%
Net Income (Loss)	$(5,111)		$(2,495)		$(2,815)		$(17,263)		$1,593		NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$(1.06	)(1)	$(0.51	)(1)	$(0.74	)(1)	$(4.18	)(1)	$(0.18	)(1)	83%
Net Income (Loss)	$(1.03	)(1)	$(0.55	)(1)	$(0.61	)(1)	$(3.40	)(1)	$(0.18	)(1)	83%
Shares (in millions):
Average Basic	5,085.6		5,287.4		5,341.8		5,346.9		5,385.0		6%
Average Diluted	5,591.1		5,800.0		5,867.3		5,922.0		5,969.1		7%
Common Shares Outstanding, at period end	5,249.8		5,445.4		5,449.5		5,450.1		5,512.8		5%

Preferred Dividends - Basic (in millions) (2)	$83		$361		$389		$862		$1,221
Preferred Dividends - Diluted (in millions) (2)	$17		$91		$119		$591		$951

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations	$(5,330)		$(2,624)		$(3,907)		$(22,314)		$(949	) (3)	82%
Net Income (Loss)	$(5,194)		$(2,856)		$(3,204)		$(18,162)		$(966	) (3)	81%

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$(5,264	)(1)	$(2,354	)(1)	$(3,637	)(1)	$(22,043	)(1)	$(679	)(1) (3)	87%
Net Income (Loss)	$(5,128	)(1)	$(2,586	)(1)	$(2,934	)(1)	$(17,891	)(1)	$(696	)(1) (3)	86%

Financial Ratios:
Tier 1 Capital Ratio	7.74%		8.74%		8.19%		11.92%		11.8	%*
Total Capital Ratio	11.22%		12.29%		11.68%		15.70%		15.5	%*
Leverage Ratio	4.39%		5.04%		4.70%		6.08%		6.6	%*
Return on Common Equity	(18.6)%		(10.4)%		(12.2)%		(85.3)%		(5.6	)%* (3)

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$2,199.7		$2,100.4		$2,050.1		$1,938.5		$1,822.6	*	(17)%
Trading Account Assets	578.4		505.4		457.5		377.6		335.2	*	(42)%
Total Loans	789.8		746.8		717.0		694.2		657.3	*	(17)%
Total Deposits	831.2		803.6		780.3		774.2		762.7	*	(8)%
Stockholders’ Equity	128.1		136.4		126.1		141.6		143.9	*	12%
Equity and Trust Securities	152.0		160.1		149.7		165.5		168.5	*	11%
Book Value Per Share	$20.70		$20.01		$18.10		$13.02		$12.64	*	(39)%

Direct Staff (in thousands)	369		363		352		323		309	*	(16)%

(1)

The Company adopted FSP EITF 03-6-1 on January 1, 2009. All periods have been restated to conform to the current presentation. The Diluted EPS calculation for the first, second, third and fourth quarters of 2008; and the 2009 first quarter utilizes Basic Shares and Income available to common shareholders (Basic) due to the negative Income available to Common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(2)

Beginning in the fourth quarter of 2008, preferred stock dividends (subject to declaration) will vary quarter-to-quarter due to Series E being declared on a semi-annual basis compared to a quarterly basis for all other series.

(3)

The first quarter of 2009 Income available to common shareholders includes a reduction of $1.285 billion related to the conversion price reset (triggered on January 23, 2009) pursuant to Citigroup's prior agreement to the purchasers of the $12.5 billion convertible preferred stock issued in the private offering, the conversion price was reset from $31.62 per share to $26.35 per share. The reset will result in Citigroup’s issuing approximately 79 million additional common shares if converted. There is no impact to net income, total stockholders’ equity or capital ratios due to the reset. However, the reset resulted in a reclassification from Retained earnings to Additional paid-in capital of $1.285 billion and a reduction in Income available to common shareholders of $1.285 billion. Income available to common shareholders for the fourth quarter of 2008 and first quarter of 2009 includes a reduction of $37 million and $53 million, respectively, related to the quarterly amortization of the TARP Warrants discount.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

*  Preliminary

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
Revenues
Interest revenue	$29,190	$27,372	$26,182	$23,911	$20,609	(29)%
Interest expense	16,122	13,407	12,776	10,658	7,711	(52)%
Net interest revenue	13,068	13,965	13,406	13,253	12,898	(1)%

Commissions and fees	1,576	6,043	3,425	183	4,326	NM
Principal transactions	(6,663)	(5,589)	(2,904)	(7,032)	3,794	NM
Administrative and other fiduciary fees	2,298	2,289	2,165	1,808	1,662	(28)%
Realized gains (losses) on investments	(119)	(139)	(605)	(1,198)	9	NM
Insurance premiums	843	847	823	708	755	(10)%
Other revenue	1,438	661	370	(2,127)	1,345	(6)%
Total non-interest revenues	(627)	4,112	3,274	(7,658)	11,891	NM
Total revenues, net of interest expense	12,441	18,077	16,680	5,595	24,789	99%

Provisions for Credit Losses and for Benefits and Claims
Provision for loan losses	5,577	6,983	8,943	12,171	9,915	78%
Policyholder benefits and claims	275	260	274	594	332	21%
Provision for unfunded lending commitments	—	(143)	(150)	(70)	60	—
Total provisions for credit losses and for benefits and claims	5,852	7,100	9,067	12,695	10,307	76%

Operating Expenses
Compensation and benefits	8,764	8,903	7,758	6,500	6,419	(27)%
Premises and Equipment	1,356	1,408	1,406	1,402	1,144	(16)%
Technology / communication expense	1,542	1,559	1,553	1,508	1,179	(24)%
Advertising and marketing expense	636	648	514	494	343	(46)%
Restructuring-related items	15	(44)	8	1,787	(13)	NM
Other operating	3,462	3,170	3,186	13,599	3,015	(13)%
Total operating expenses	15,775	15,644	14,425	25,290	12,087	(23)%

Income (Loss) from Continuing Operations before Income
Income Taxes	(9,186)	(4,667)	(6,812)	(32,390)	2,395	NM
Provision (benefits) for income taxes	(3,939)	(2,404)	(3,294)	(10,975)	785	NM

Income (Loss) from Continuing Operations	(5,247)	(2,263)	(3,518)	(21,415)	1,610	NM
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	163	232	501	582	(18)
Gain (Loss) on Sale	—	(517)	9	3,647	(12)
Provision (benefits) for income taxes	48	(129)	(98)	386	3
Income (Loss) from Discontinued Operations, net	115	(156)	608	3,843	(33)
Net Income (Loss) before attribution of Minority Interests	(5,132)	(2,419)	(2,910)	(17,572)	1,577	NM
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(21)	76	(95)	(309)	(16)
Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	NM

(1)	Discontinued Operations includes:
a) The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.
b) The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						March 31, 2009
						vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	December 31, 2008
	2008	2008	2008	2008	2009 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$30,837	$44,824	$63,026	$29,253	$31,063	6%
Deposits with banks	73,318	67,945	78,670	170,331	159,503	(6)%
Fed funds sold and securities borr’d or purch under agree. to resell	239,006	220,169	225,409	184,133	179,603	(2)%
Brokerage receivables	65,653	62,492	80,532	44,278	43,329	(2)%
Trading account assets	578,437	505,439	457,462	377,635	335,222	(11)%
Investments
Available-for-sale	204,154	232,527	205,730	191,561	178,046	(7)%
Held-to-maturity	1	1	1	64,459	60,760	(6)%
Total Investments	204,155	232,528	205,731	256,020	238,806	(7)%
Loans, net of unearned income
Consumer	596,987	571,238	543,436	519,673	489,805	(6)%
Corporate	192,856	175,552	173,519	174,543	167,487	(4)%
Loans, net of unearned income	789,843	746,790	716,955	694,216	657,292	(5)%
Allowance for loan losses	(18,257)	(20,777)	(24,005)	(29,616)	(31,703)	7%
Total loans, net	771,586	726,013	692,950	664,600	625,589	(6)%
Goodwill	43,471	42,386	39,662	27,132	26,410	(3)%
Intangible assets (other than MSR’s)	16,229	15,608	15,118	14,159	13,612	(4)%
Mortgage servicing rights (MSR’s)	7,716	8,934	8,346	5,657	5,481	(3)%
Other assets	169,289	161,101	164,598	165,272	163,960	(1)%
Assets of discontinued operations held for sale	—	12,946	18,627	—	—	—
Total assets	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	(6)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$43,779	$49,636	$61,694	$60,070	$83,245	39%
Interest-bearing deposits in U.S. offices	226,285	210,916	215,423	229,906	214,673	(7)%
Total U.S. Deposits	270,064	260,552	277,117	289,976	297,918	3%
Non-interest-bearing deposits in offices outside the U.S.	45,230	46,765	46,348	37,412	36,602	(2)%
Interest-bearing deposits in offices outside the U.S.	515,914	496,325	456,878	446,797	428,176	(4)%
Total International Deposits	561,144	543,090	503,226	484,209	464,778	(4)%

Total deposits	831,208	803,642	780,343	774,185	762,695	(1)%
Fed funds purch and securities loaned or sold under agree. to repurch.	279,561	246,107	250,419	205,293	184,803	(10)%
Brokerage payables	95,597	96,432	117,536	70,916	58,950	(17)%
Trading account liabilities	201,986	189,468	169,283	167,478	130,826	(22)%
Short-term borrowings	135,799	114,445	104,855	126,691	116,389	(8)%
Long-term debt	424,959	417,928	393,097	359,593	337,252	(6)%
Other liabilities (2)	98,277	90,987	90,801	90,292	85,735	(5)%
Liabilities of discontinued operations held for sale	—	456	14,273	—	—	—
Total liabilities	$2,067,387	$1,959,465	$1,920,607	$1,794,448	$1,676,651	(7)%

Equity
Stockholders’ Equity
Preferred Stock	19,384	27,424	27,424	70,664	74,246	5%
Common Stock	55	57	57	57	57	—
Additional paid-in capital	11,131	16,594	16,884	19,165	16,525	(14)%
Retained earnings	114,899	110,290	105,340	86,521	86,115	—
Treasury stock	(10,020)	(9,911)	(9,642)	(9,582)	(5,996)	37%
Accumulated other comprehensive income (loss)	(7,381)	(8,049)	(14,001)	(25,195)	(27,013)	(7)%
Total stockholders’ equity	$128,068	$136,405	$126,062	$141,630	$143,934	2%
Noncontrolling Minority interests (Minority interest)	4,242	4,515	3,462	2,392	1,993	(17)%
Total equity	$132,310	$140,920	$129,524	$144,022	$145,927	1%
Total liabilities and equity	$2,199,697	$2,100,385	$2,050,131	$1,938,470	$1,822,578	(6)%

(1)                  Preliminary

(2)                  Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,250 million for the first quarter of 2008, $1,107 million for the second quarter of 2008, $957 million for the third quarter of 2008, and $887 million for the fourth quarter of 2008, respectively, and $947 million for the first quarter of 2009.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME
SEGMENT VIEW
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
Global Cards:
North America	$537	$178	$(873)	$(371)	$(209)	NM
EMEA	42	4	(25)	(138)	(65)	NM
Latin America	516	165	(36)	(154)	669	30%
Asia	131	105	32	53	22	(83)%
Total Global Cards	1,226	452	(902)	(610)	417	(66)%

Consumer Banking:
North America	(333)	(951)	(1,080)	(6,639)	(1,245)	NM
EMEA	(85)	(63)	(94)	(364)	(178)	NM
Latin America	271	76	29	(4,198)	81	(70)%
Asia	199	110	46	796	116	(42)%
Total Consumer Banking	52	(828)	(1,099)	(10,405)	(1,226)	NM

Institutional Clients Group (ICG):
North America	(5,955)	(2,853)	(2,950)	(8,713)	(135)	98%
EMEA	(1,142)	(89)	104	25	2,019	NM
Latin America	382	402	271	237	442	16%
Asia	358	496	558	(1,248)	507	42%
Total Institutional Clients Group (ICG)	(6,357)	(2,044)	(2,017)	(9,699)	2,833	NM

Global Wealth Management:
North America	165	309	264	230	244	48%
EMEA	26	20	24	14	26	—
Latin America	26	15	16	(1)	(9)	NM
Asia	77	61	59	(214)	—	(100)%
Total Global Wealth Management	294	405	363	29	261	(11)%

Corporate / Other	(462)	(248)	137	(730)	(675)	(46)%

Income (Loss) From Continuing Operations	(5,247)	(2,263)	(3,518)	(21,415)	1,610	NM

Discontinued Operations	115	(156)	608	3,843	(33)

Net Income (Loss) attributable to noncontrolling Minority Interests	(21)	76	(95)	(309)	(16)

Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET INCOME
REGIONAL VIEW
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

North America
Global Cards	$537	$178	$(873)	$(371)	$(209)	NM
Consumer Banking	(333)	(951)	(1,080)	(6,639)	(1,245)	NM
Institutional Clients Group	(5,955)	(2,853)	(2,950)	(8,713)	(135)	98%
Securities & Banking	(6,034)	(2,904)	(3,037)	(8,784)	(269)	96%
Transaction Services	79	51	87	71	134	70%
Global Wealth Management	165	309	264	230	244	48%
Total North America	(5,586)	(3,317)	(4,639)	(15,493)	(1,345)	76%
EMEA
Global Cards	42	4	(25)	(138)	(65)	NM
Consumer Banking	(85)	(63)	(94)	(364)	(178)	NM
Institutional Clients Group	(1,142)	(89)	104	25	2,019	NM
Securities & Banking	(1,364)	(327)	(175)	(240)	1,728	NM
Transaction Services	222	238	279	265	291	31%
Global Wealth Management	26	20	24	14	26	0%
Total EMEA	(1,159)	(128)	9	(463)	1,802	NM

Latin America
Global Cards	516	165	(36)	(154)	669	30%
Consumer Banking	271	76	29	(4,198)	81	(70)%
Institutional Clients Group	382	402	271	237	442	16%
Securities & Banking	250	260	126	129	294	18%
Transaction Services	132	142	145	108	148	12%
Global Wealth Management	26	15	16	(1)	(9)	NM
Total Latin America	1,195	658	280	(4,116)	1,183	(1)%

Asia
Global Cards	131	105	32	53	22	(83)%
Consumer Banking	199	110	46	796	116	(42)%
Institutional Clients Group	358	496	558	(1,248)	507	42%
Securities & Banking	59	226	252	(1,525)	237	NM
Transaction Services	299	270	306	277	270	(10)%
Global Wealth Management	77	61	59	(214)	—	(100)%
Total Asia	765	772	695	(613)	645	(16)%

Corporate / Other	(462)	(248)	137	(730)	(675)	(46)%

Income (Loss) From Continuing Operations	(5,247)	(2,263)	(3,518)	(21,415)	1,610	NM

Discontinued Operations	115	(156)	608	3,843	(33)

Net Income (Loss) attributable to noncontrolling Minority Interests	(21)	76	(95)	(309)	(16)

Citigroup’s Net Income (Loss)	$(5,111)	$(2,495)	$(2,815)	$(17,263)	$1,593	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES
SEGMENT VIEW
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
Global Cards:
North America	$3,343	$2,928	$1,388	$2,640	$2,775	(17)%
EMEA	585	611	593	537	492	(16)%
Latin America	1,776	1,229	1,143	869	1,950	10%
Asia	675	659	665	566	548	(19)%
Total Global Cards	6,379	5,427	3,789	4,612	5,765	(10)%

Consumer Banking:
North America	4,485	4,124	4,414	3,604	3,955	(12)%
EMEA	700	762	622	512	506	(28)%
Latin America	1,048	1,038	1,015	858	818	(22)%
Asia	1,558	1,431	1,378	1,103	1,123	(28)%
Total Consumer Banking	7,791	7,355	7,429	6,077	6,402	(18)%

Institutional Clients Group (ICG):
North America	(7,824)	(1,748)	(2,165)	(10,740)	2,095	NM
EMEA	133	1,740	1,913	1,806	4,597	NM
Latin America	1,012	1,075	828	897	1,129	12%
Asia	1,721	1,872	1,817	(154)	1,686	(2)%
Total Institutional Clients Group (ICG)	(4,958)	2,939	2,393	(8,191)	9,507	NM

Global Wealth Management:
North America	2,376	2,427	2,317	2,175	1,981	(17)%
EMEA	170	153	147	134	126	(26)%
Latin America	100	102	92	63	60	(40)%
Asia	633	633	608	471	452	(29)%
Total Global Wealth Management	3,279	3,315	3,164	2,843	2,619	(20)%

Corporate / Other	(50)	(959)	(95)	254	496	NM

Total Net Revenues	$12,441	$18,077	$16,680	$5,595	$24,789	99%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP — NET REVENUES
REGIONAL VIEW
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

North America
Global Cards	$3,343	$2,928	$1,388	$2,640	$2,775	(17)%
Consumer Banking	4,485	4,124	4,414	3,604	3,955	(12)%
Institutional Clients Group	(7,824)	(1,748)	(2,165)	(10,740)	2,095	NM
Securities & Banking	(8,317)	(2,244)	(2,693)	(11,331)	1,512	NM
Transaction Services	493	496	528	591	583	18%
Global Wealth Management	2,376	2,427	2,317	2,175	1,981	(17)%
Total North America	2,380	7,731	5,954	(2,321)	10,806	NM

EMEA
Global Cards	585	611	593	537	492	(16)%
Consumer Banking	700	762	622	512	506	(28)%
Institutional Clients Group	133	1,740	1,913	1,806	4,597	NM
Securities & Banking	(680)	871	1,043	988	3,810	NM
Transaction Services	813	869	870	818	787	(3)%
Global Wealth Management	170	153	147	134	126	(26)%
Total EMEA	1,588	3,266	3,275	2,989	5,721	NM

Latin America
Global Cards	1,776	1,229	1,143	869	1,950	10%
Consumer Banking	1,048	1,038	1,015	858	818	(22)%
Institutional Clients Group	1,012	1,075	828	897	1,129	12%
Securities & Banking	680	707	463	561	794	17%
Transaction Services	332	368	365	336	335	1%
Global Wealth Management	100	102	92	63	60	(40)%
Total Latin America	3,936	3,444	3,078	2,687	3,957	1%

Asia
Global Cards	675	659	665	566	548	(19)%
Consumer Banking	1,558	1,431	1,378	1,103	1,123	(28)%
Institutional Clients Group	1,721	1,872	1,817	(154)	1,686	(2)%
Securities & Banking	1,012	1,205	1,106	(808)	1,069	6%
Transaction Services	709	667	711	654	617	(13)%
Global Wealth Management	633	633	608	471	452	(29)%
Total Asia	4,587	4,595	4,468	1,986	3,809	(17)%

Corporate / Other	(50)	(959)	(95)	254	496	NM

Total Net Revenues	$12,441	$18,077	$16,680	$5,595	$24,789	99%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 1 (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Net Interest Revenue	$2,706	$2,998	$2,884	$2,679	$2,672	(1)%
Non-Interest Revenue	3,673	2,429	905	1,933	3,093	(16)%
Total Revenues, Net of Interest Expense (1)	6,379	5,427	3,789	4,612	5,765	(10)%
Total Operating Expenses	2,595	2,710	2,595	2,656	2,196	(15)%
Net Credit Losses	1,248	1,412	1,588	1,670	1,943	56%
Credit Reserve Build / (Release)	623	583	1,069	1,275	1,108	78%
Provision for Benefits & Claims	20	24	15	29	42	NM
Provision for Loan Losses and for Benefits and Claims	1,891	2,019	2,672	2,974	3,093	64%
Income Before Taxes and Minority Interest	1,893	698	(1,478)	(1,018)	476	(75)%
Income Taxes	664	242	(579)	(411)	58	(91)%
Minority Interest	3	4	3	3	1	(67)%
Net Income (Loss)	$1,226	$452	$(902)	$(610)	$417	(66)%
Average Assets (in billions of dollars)	$123	$123	$119	$111	$107	(13)%
Return on Assets	4.01%	1.48%	(3.02)%	(2.19)%	1.58%
Net Credit Loss Ratio	5.39%	6.18%	7.02%	7.75%	9.49%
Average Risk Capital	$14,762	$15,233	$14,520	$13,976	$16,948	15%
Return on Risk Capital	33%	12%	(25)%	(17)%	10%
Return on Invested Capital	18%	7%	(13)%	(9)%	6%

KEY INDICATORS

EOP Open Accounts (in millions)
North America	148.6	146.9	145.3	138.2	133.7	(10)%
EMEA	8.8	8.9	9.1	9.0	8.7	(1)%
Latin America	12.9	12.9	12.9	12.7	12.7	(2)%
Asia	15.7	15.7	15.4	15.6	15.4	(2)%
Total	186.0	184.4	182.7	175.5	170.5	(8)%

Purchase Sales (in billions of dollars)
North America	$76.9	$83.8	$80.3	$75.7	$63.4	(18)%
EMEA	7.0	7.5	7.5	6.2	5.1	(27)%
Latin America	8.2	8.8	8.4	7.1	5.9	(28)%
Asia	14.7	15.3	14.9	13.7	11.8	(20)%
Total	$106.8	$115.4	$111.1	$102.7	$86.2	(19)%

Average Managed Loans (2):
North America (managed basis)	$152.7	$151.2	$150.6	$149.3	$145.9	(4)%
EMEA	15.7	16.5	16.2	14.1	13.3	(15)%
Latin America	14.1	14.7	14.6	11.8	10.9	(23)%
Asia	17.1	17.6	17.3	16.1	15.5	(9)%
Total	$199.6	$200.0	$198.7	$191.3	$185.6	(7)%

(1)

The 2008 first quarter, 2008 second quarter, 2008 third quarter and 2009 first quarter include releases of $58 million, $21 million, $23 million and $213 million, respectively, from the allowance for credit losses related to loan receivables that were either securitized or transferred to loans held-for-sale during the quarter.

(2)

Managed basis is applicable only in North America, as securitizations are not done in any other region.

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.

Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 2 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q
	2008	2008	2008	2008	2009

KEY INDICATORS (continued) (1)

Managed Average Yield
North America (managed basis)	13.41%	13.24%	13.64%	13.82%	15.03%
EMEA	15.65%	15.38%	15.50%	15.81%	16.09%
Latin America	28.44%	30.36%	29.03%	27.25%	26.01%
Asia	13.82%	13.79%	13.63%	13.55%	13.73%
Global Total	14.69%	14.72%	14.92%	14.77%	15.64%

Managed Net Interest Revenue as a % of Average Managed Loans
North America (managed basis)	10.09%	10.56%	11.03%	11.04%	12.61%
EMEA	12.20%	12.18%	12.25%	12.33%	12.70%
Latin America	22.93%	25.51%	22.93%	20.86%	20.57%
Asia	10.04%	9.85%	9.70%	9.94%	10.39%
Global Total	11.16%	11.73%	11.89%	11.65%	12.90%

Coincident Managed Net Credit Loss Ratio
North America (managed basis)	5.81%	6.53%	7.13%	8.04%	10.18%
EMEA	3.56%	3.94%	4.41%	5.17%	7.14%
Latin America	10.25%	11.41%	13.16%	14.18%	15.65%
Asia	3.17%	3.37%	3.63%	4.02%	4.62%
Global Total	5.72%	6.40%	7.05%	7.87%	9.82%

Managed Net Credit Margin as a % of Average Managed Loans
North America (managed basis)	7.14%	6.52%	5.90%	5.32%	4.24%
EMEA	11.39%	10.96%	10.16%	10.02%	7.90%
Latin America	40.43%	22.23%	17.92%	15.01%	56.96%
Asia	12.69%	11.73%	11.65%	10.00%	9.71%
Global Total	10.30%	8.50%	7.63%	6.66%	8.05%

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans
North America (managed basis)	1.96%	2.02%	2.11%	2.62%	3.09%
EMEA	1.62%	1.81%	2.08%	2.60%	3.55%
Latin America	3.75%	4.16%	4.36%	4.86%	5.11%
Asia	1.49%	1.53%	1.57%	1.57%	2.04%
Global Total	2.02%	2.12%	2.22%	2.66%	3.16%

(1)	Managed basis is applicable only in North America, as securitizations are not done in any other region.
Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.
Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

Reclassified to conform to the current period’s presentation.

GLOBAL CARDS Page 3 North America (In millions of dollars)

							1Q09 vs.
		1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
		2008	2008	2008	2008	2009	(Decrease)

SUPPLEMENTAL DISCLOSURE - MANAGED BASIS (1)

Managed Revenues: (in millions of dollars)
Total GAAP Revenues		$3,343	$2,928	$1,388	$2,640	$2,775	(17)%
Net Impact of Credit Card Securitization Activity (2)		1,610	2,016	3,579	2,426	2,452	52%
Total Managed Revenues		$4,953	$4,944	$4,967	$5,066	$5,227	6%

Return on Managed Assets		1.32%	0.44%	(2.13)%	(0.92)%	(0.55)%

Average Managed Loans	Securitized	$105.8	$107.4	$108.8	$105.6	$102.6	(3)%
(in billions of dollars)	Held for Sale	1.0	1.0	—	—	—	(100)%
	On Balance Sheet	45.9	42.8	41.8	43.7	43.3	(6)%
	Total	$152.7	$151.2	$150.6	$149.3	$145.9	(4)%

	Citi Branded	$96.8	$96.6	$95.6	$94.4	$92.3	(5)%
	Retail Partners	55.9	54.6	55.0	54.9	53.6	(4)%
	Total	$152.7	$151.2	$150.6	$149.3	$145.9	(4)%

EOP Managed Loans	Citi Branded	$96.3	$96.0	$96.0	$95.1	$90.6	(6)%
	Retail Partners	54.4	55.2	55.1	56.0	51.5	(5)%
	Total	$150.7	$151.2	$151.1	$151.1	$142.1	(6)%

Managed Average Yield (3)	Citi Branded	11.46%	11.19%	11.68%	11.99%	13.19%
	Retail Partners	16.77%	16.87%	17.04%	16.96%	18.21%
	Total	13.41%	13.24%	13.64%	13.82%	15.03%

Managed Net Interest Revenue	Citi Branded	$1,894	$1,998	$2,116	$2,143	$2,513	33%
(in millions of dollars) (4)	Retail Partners	1,935	1,971	2,058	2,002	2,025	5%
	Total	$3,829	$3,969	$4,174	$4,145	$4,538	19%

Managed Net Interest Revenue as	Citi Branded	7.87%	8.32%	8.81%	9.03%	11.04%
a % of Average Managed Loans	Retail Partners	13.92%	14.52%	14.89%	14.51%	15.32%
	Total	10.09%	10.56%	11.03%	11.04%	12.61%

Managed Net Credit Margin	Citi Branded	$1,658	$1,459	$1,295	$1,179	$1,039	(37)%
(in millions of dollars) (5)	Retail Partners	1,053	993	938	819	485	(54)%
	Total	$2,711	$2,452	$2,233	$1,998	$1,524	(44)%

Managed Net Credit Margin as	Citi Branded	6.89%	6.07%	5.39%	4.97%	4.57%
a % of Average Managed Loans	Retail Partners	7.58%	7.31%	6.78%	5.93%	3.67%
	Total	7.14%	6.52%	5.90%	5.32%	4.24%

Managed Net Credit Losses	Citi Branded	$1,187	$1,375	$1,473	$1,657	$2,022	70%
	Retail Partners	1,018	1,078	1,228	1,361	1,639	61%
	Total	$2,205	$2,453	$2,701	$3,018	$3,661	66%

Coincident Managed Net	Citi Branded	4.93%	5.72%	6.13%	6.98%	8.88%
Credit Loss Ratio:	Retail Partners	7.32%	7.94%	8.88%	9.86%	12.40%
	Total	5.81%	6.53%	7.13%	8.04%	10.18%

Managed Loans 90+Days Past Due	Citi Branded	$1,616	$1,674	$1,728	$2,129	$2,456	52%
	Retail Partners	1,337	1,376	1,466	1,824	1,940	45%
	Total	$2,953	$3,050	$3,194	$3,953	$4,396	49%

% of EOP Managed Loans	Citi Branded	1.68%	1.74%	1.80%	2.24%	2.71%
	Retail Partners	2.46%	2.49%	2.66%	3.26%	3.77%
	Total	1.96%	2.02%	2.11%	2.62%	3.09%

(1)     Managed basis is applicable only in North America, as securitizations are not done in any other region.

Managed basis presentation includes results from both the on-balance sheet loans and off- balance sheet loans, and excludes the impact of card securitization activity.

Managed disclosures assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as the Company’s owned loans.

(2)     Net impact of Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

(3)     Gross interest revenue earned divided by average managed loans.

(4)     Includes certain fees that are recorded as interest revenue.

(5)     Total Revenues, net of Interest Expense,  less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 1 (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
CONSUMER BANKING

Net Interest Revenue	$5,651	$5,779	$5,709	$4,793	$4,845	(14)%
Non-Interest Revenue	2,140	1,576	1,720	1,284	1,557	(27)%
Total Revenues, Net of Interest Expense	7,791	7,355	7,429	6,077	6,402	(18)%
Total Operating Expenses	4,309	4,442	4,188	13,714	3,536	(18)%
Net Credit Losses	2,279	2,552	3,005	3,442	3,786	66%
Credit Reserve Build / (Release)	1,161	1,672	2,128	2,274	1,178	1%
Provision for Benefits & Claims	203	191	200	515	249	23%
Provision for Loan Losses and for Benefits and Claims	3,643	4,415	5,333	6,231	5,213	43%
Income Before Taxes and Minority Interest	(161)	(1,502)	(2,092)	(13,868)	(2,347)	NM
Income Taxes	(215)	(683)	(996)	(3,460)	(1,126)	NM
Minority Interest, Net of Tax	2	9	3	(3)	5	NM
Net Income (Loss)	$52	$(828)	$(1,099)	$(10,405)	$(1,226)	NM
Average Assets (in billions of dollars)	$568	$570	$542	$507	$477	(16)%
Return on Assets	0.04%	(0.58)%	(0.81)%	(8.16)%	(1.04)%
Average Risk Capital	$27,272	$29,978	$30,965	$31,064	$35,213	29%
Return on Risk Capital	1%	(11)%	(14)%	(133)%	(14)%
Return on Invested Capital	0%	(6)%	(8)%	(88)%	(11)%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$264	$173	$224	$65	$162	(39)%
Non-Interest Revenue	13	3	1	2	3	(77)%
Total Revenues, Net of Interest Expense	277	176	225	67	165	(40)%
Total Operating Expenses	95	101	84	91	59	(38)%
Net Credit Losses	317	314	295	305	316	0%
Credit Reserve Build / (Release)	—	—	91	13	(52)	—
Provision for Benefits & Claims	—	—	1	—	—	—
Provision for Loan Losses and for Benefits and Claims	317	314	387	318	264	(17)%
Income Before Taxes and Minority Interest	(135)	(239)	(246)	(342)	(158)	(17)%
Income Taxes	(49)	(85)	(87)	(887)	(122)	NM
Minority Interest, Net of Tax	—	—	—	—	—	—
Net Income	$(86)	$(154)	$(159)	$545	$(36)	58%
Average Assets (in billions of dollars)	$9	$8	$8	$8	$8	(11)%
Return on Assets	(3.84)%	(7.74)%	(7.91)%	27.10%	(1.83)%

CONSUMER BANKING EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$5,387	$5,606	$5,485	$4,728	$4,683	(13)%
Non-Interest Revenue	2,127	1,573	1,719	1,282	1,554	(27)%
Total Revenues, Net of Interest Expense	7,514	7,179	7,204	6,010	6,237	(17)%
Total Operating Expenses	4,214	4,341	4,104	13,623	3,477	(17)%
Net Credit Losses	1,962	2,238	2,710	3,137	3,470	77%
Credit Reserve Build / (Release)	1,161	1,672	2,037	2,261	1,230	6%
Provision for Benefits & Claims	203	191	199	515	249	23%
Provision for Loan Losses and for Benefits and Claims	3,326	4,101	4,946	5,913	4,949	49%
Income Before Taxes and Minority Interest	(26)	(1,263)	(1,846)	(13,526)	(2,189)	NM
Income Taxes	(166)	(598)	(909)	(2,573)	(1,004)	NM
Minority Interest, Net of Tax	2	9	3	(3)	5	NM
Net Income	$138	$(674)	$(940)	$(10,950)	$(1,190)	NM
Average Assets (in billions of dollars)	$559	$562	$534	$499	$469	(16)%
Return on Assets	0.10%	(0.48)%	(0.70)%	(8.73)%	(1.03)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 2 (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

KEY INDICATORS

Branches
Citibank	4,105	4,084	4,057	4,023	3,949	(4)%
CitiFinancial (excluding Consumer Finance Japan)	4,014	3,904	3,799	3,703	3,357	(16)%
	8,119	7,988	7,856	7,726	7,306	(10)%
Consumer Finance Japan	41	36	19	4	4	(90)%
Total	8,160	8,024	7,875	7,730	7,310	(10)%

North America	3,568	3,556	3,459	3,362	3,341	(6)%
EMEA	813	750	759	749	701	(14)%
Latin America	2,634	2,635	2,588	2,561	2,442	(7)%
Asia (excluding CF Japan)	1,104	1,047	1,050	1,054	822	(26)%
	8,119	7,988	7,856	7,726	7,306	(10)%
Consumer Finance Japan	41	36	19	4	4	(90)%
Total	8,160	8,024	7,875	7,730	7,310	(10)%

Accounts (in millions)
North America	32.7	32.4	32.6	32.4	32.1	(2)%
EMEA	8.0	8.1	8.2	8.2	8.1	1%
Latin America	18.2	18.8	18.7	18.3	17.8	(2)%
Asia (excluding CF Japan)	20.1	20.1	19.5	18.7	18.1	(10)%
	79.0	79.4	79.0	77.6	76.1	(4)%
Consumer Finance Japan	1.1	1.1	1.0	0.9	0.9	(18)%
Total	80.1	80.5	80.0	78.5	77.0	(4)%

Average Deposits (in billions of dollars)
North America	$122.7	$121.8	$120.8	$125.6	$128.0	4%
EMEA	36.0	35.5	32.6	25.3	23.3	(35)%
Latin America	41.4	41.3	40.9	35.1	33.5	(19)%
Asia	97.7	96.8	92.5	84.7	82.9	(15)%
Total	$297.8	$295.4	$286.8	$270.7	$267.7	(10)%

Investment Sales (in billions of dollars)
North America	$1.5	$1.3	$1.2	$0.9	$0.8	(47)%
EMEA	2.2	1.6	1.3	0.6	0.8	(64)%
Latin America	14.6	15.4	16.2	13.4	11.5	(21)%
Asia	10.0	9.5	6.1	2.8	3.4	(66)%
Total	$28.3	$27.8	$24.8	$17.7	$16.5	(42)%

Investment AUMs (in billions of dollars)
North America	$34.4	$34.4	$30.7	$24.6	$22.5	(35)%
EMEA	15.5	13.7	11.5	8.8	7.9	(49)%
Latin America	34.5	37.4	32.9	25.0	22.9	(34)%
Asia	54.3	53.1	44.9	35.8	33.0	(39)%
Total	$138.7	$138.6	$120.0	$94.2	$86.3	(38)%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 3 (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

KEY INDICATORS (Continued):

Average Loans (in billions of dollars)
North America	$307.2	$305.1	$291.7	$288.6	$283.3	(8)%
EMEA	25.1	26.1	25.3	21.6	19.9	(21)%
Latin America	14.6	15.6	16.0	14.2	13.6	(7)%
Asia (excluding CF Japan)	51.9	51.6	49.9	43.4	41.8	(19)%
	398.8	398.4	382.9	367.8	358.6	(10)%
Consumer Finance Japan	8.9	8.4	7.8	8.3	7.6	(15)%
Total	$407.7	$406.8	$390.7	$376.1	$366.2	(10)%

EOP Loans (in billions of dollars)
North America	$306.1	$291.9	$291.1	$284.4	$278.8	(9)%
EMEA	25.8	26.7	24.3	21.6	19.9	(23)%
Latin America	14.6	15.8	15.5	14.0	13.9	(5)%
Asia (excluding CF Japan)	52.1	51.8	47.6	44.4	42.0	(19)%
	398.6	386.2	378.5	364.4	354.6	(11)%
Consumer Finance Japan	9.1	8.2	7.7	8.3	7.0	(23)%
Total	$407.7	$394.4	$386.2	$372.7	$361.6	(11)%

Net Interest Revenue as a % of Average Loans
North America	3.41%	3.64%	3.53%	2.91%	3.32%
EMEA	6.70%	6.59%	6.11%	5.86%	5.61%
Latin America	9.76%	8.76%	8.57%	8.00%	7.89%
Asia (excluding CF Japan)	3.21%	3.24%	3.20%	3.30%	3.37%
	3.82%	3.99%	3.87%	3.33%	3.62%
Consumer Finance Japan	10.56%	8.21%	11.26%	2.77%	5.77%
Total	3.97%	4.07%	4.08%	3.32%	3.67%

Net Credit Losses as a % of Average Loans
North America	2.02%	2.33%	2.95%	3.62%	4.15%
EMEA	2.55%	2.59%	2.95%	3.75%	5.11%
Latin America	3.78%	4.08%	4.53%	4.04%	4.10%
Asia (excluding CF Japan)	0.98%	1.16%	1.38%	1.48%	1.79%
	1.98%	2.26%	2.82%	3.39%	3.92%
Consumer Finance Japan	14.33%	15.03%	15.05%	14.62%	16.86%
Total	2.25%	2.52%	3.06%	3.64%	4.19%

Loans 90+ Days Past Due as a % of EOP Loans
North America	2.38%	2.76%	3.28%	3.96%	4.85%
EMEA	1.46%	1.66%	1.97%	2.54%	3.47%
Latin America	3.98%	3.54%	3.43%	3.01%	3.33%
Asia (excluding CF Japan)	0.57%	0.63%	0.61%	0.69%	0.86%
	2.14%	2.43%	2.86%	3.44%	4.24%
Consumer Finance Japan	2.35%	2.44%	2.51%	2.61%	3.01%
Total	2.15%	2.43%	2.86%	3.42%	4.21%

Reclassified to conform to the current period’s presentation.

CONSUMER BANKING Page 4 North America (In billions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

KEY INDICATORS (Continued):

RESIDENTIAL REAL ESTATE LENDING
Average Loans	$219.9	$215.3	$205.2	$200.5	$196.7	(11)%
EOP Loans	$217.6	$207.0	$202.0	$197.4	$193.3	(11)%
Originations (1)	$37.2	$28.5	$22.0	$16.6	$22.4	(40)%
Third Party Mortgage Servicing Portfolio (EOP)	$645.7	$648.5	$646.5	$646.6	$590.5	(9)%
Net Servicing & Gain/(Loss) on Sale - (in millions of dollars)	$192.4	$(374.0)	$30.3	$14.6	$210.8	10%
Net Interest Revenue (in millions of dollars)	$1,311	$1,365	$1,280	$860	$1,089	(17)%
% of Avg. Loans	2.40%	2.55%	2.48%	1.71%	2.25%
Net Credit Losses (in millions of dollars)	$887	$1,092	$1,405	$1,671	$1,930	NM
% of Avg. Loans	1.62%	2.04%	2.72%	3.32%	3.98%
Loans 90+ Days Past Due (in millions of dollars)	$5,654	$6,460	$7,778	$9,341	$11,489	NM
% of EOP Loans	2.60%	3.12%	3.85%	4.73%	5.94%

AUTO LOANS
Average Loans	$21.2	$21.0	$20.1	$19.2	$18.0	(15)%
EOP Loans	$21.4	$20.4	$19.7	$18.6	$17.3	(19)%
Originations	$2.5	$0.8	$1.0	$0.5	$0.3	(88)%
Net Interest Revenue (in millions of dollars)	$387	$387	$368	$347	$329	(15)%
% of Avg. Loans	7.34%	7.41%	7.28%	7.19%	7.41%
Net Credit Losses (in millions of dollars)	$228	$196	$259	$359	$301	32%
% of Avg. Loans	4.33%	3.75%	5.13%	7.44%	6.78%
Loans 90+ Days Past Due (in millions of dollars)	$215	$265	$350	$345	$256	19%
% of EOP Loans	1.00%	1.30%	1.78%	1.85%	1.48%

STUDENT LOANS
Average Loans	$24.0	$24.9	$23.0	$25.7	$26.5	10%
EOP Loans	$24.5	$21.4	$25.7	$25.6	$26.7	9%
Originations	$3.1	$1.0	$2.8	$1.3	$2.9	(6)%
Net Interest Revenue (in millions of dollars)	$80	$115	$78	$33	$91	14%
% of Avg. Loans	1.34%	1.86%	1.35%	0.51%	1.39%
Net Credit Losses (in millions of dollars)	$13	$16	$18	$23	$20	58%
% of Avg. Loans	0.21%	0.26%	0.31%	0.36%	0.31%
Loans 90+ Days Past Due (in millions of dollars)	$796	$699	$662	$703	$829	4%
% of EOP Loans	3.25%	3.27%	2.58%	2.75%	3.10%

PERSONAL LOANS & OTHER
Average Loans	$20.4	$20.9	$21.5	$21.2	$20.3	0%
EOP Loans	$20.4	$21.3	$21.8	$21.0	$19.8	(3)%
Net Interest Revenue - Loans (in millions of dollars)	$807	$831	$849	$802	$720	(11)%
Net Interest Revenue - Other (in millions of dollars)	592	712	785	799	718	21%
Net Interest Revenue - Total (in millions of dollars)	$1,399	$1,543	$1,634	$1,601	$1,438	3%
% of Avg. Loans	15.91%	15.99%	15.71%	15.05%	14.38%
Net Credit Losses (in millions of dollars)	$398	$444	$451	$528	$591	48%
% of Avg. Loans	7.85%	8.54%	8.35%	9.91%	11.81%
Loans 90+ Days Past Due (in millions of dollars)	$523	$523	$603	$705	$699	34%
% of EOP Loans	2.56%	2.46%	2.77%	3.36%	3.53%

COMMERCIAL LOANS
Average Loans	$21.7	$23.0	$21.9	$22.0	$21.8	0%
EOP Loans	$22.2	$21.8	$21.9	$21.8	$21.7	(2)%
Net Interest Revenue (in millions of dollars)	$101	$112	$79	$73	$87	(14)%
% of Avg. Loans	1.87%	1.96%	1.44%	1.32%	1.62%
Net Credit Losses (in millions of dollars)	$13	$16	$33	$47	$56	NM
% of Avg. Loans	0.24%	0.28%	0.60%	0.85%	1.04%
Loans 90+ Days Past Due (in millions of dollars)	$101	$123	$147	$177	$235	NM
% of EOP Loans	0.46%	0.56%	0.67%	0.81%	1.08%

(1) Excludes CitiFinancial, which are debt Consolidation Loans secured by Real Estate.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Commissions and Fees	$841	$812	$769	$548	$510	(39)%
Administration and Other Fiduciary Fees	1,395	1,442	1,548	1,302	1,267	(9)%
Investment Banking	(2,425)	746	(219)	(796)	1,003	NM
Principal Transactions	(8,223)	(4,522)	(2,489)	(10,246)	2,800	NM
Other	(849)	(362)	(1,666)	(4,582)	(1,421)	(67)%
Total Non-Interest Revenue	(9,261)	(1,884)	(2,057)	(13,774)	4,159	NM
Net Interest Revenue (including Dividends)	4,303	4,823	4,450	5,583	5,348	24%

Total Revenues, Net of Interest Expense	(4,958)	2,939	2,393	(8,191)	9,507	NM
Total Operating Expenses	5,970	5,858	5,202	5,821	3,965	(34)%
Net Credit Losses	101	357	326	989	1,535	NM
Provision for Unfunded Lending Commitments	—	(143)	(150)	(70)	60	—
Credit Reserve Build / (Release)	144	367	762	2,345	253	76%
Provision for Benefits & Claims	52	45	59	50	41	(21)%
Provision for Loan Losses and for Benefits and Claims	297	626	997	3,314	1,889	NM
Income (Loss) Before Taxes and Minority Interest	(11,225)	(3,545)	(3,806)	(17,326)	3,653	NM
Income Taxes (Benefits)	(4,832)	(1,562)	(1,690)	(7,321)	841	NM
Minority Interest, Net of Tax	(36)	61	(99)	(306)	(21)	42%
Net Income (Loss)	$(6,357)	$(2,044)	$(2,017)	$(9,699)	$2,833	NM

Average Assets (in billions of dollars)	$1,440	$1,355	$1,203	$1,174	$1,062	(26)%

Average Risk Capital	$54,862	$54,053	$49,424	$46,105	$48,177	(12)%
Return on Risk Capital	(47)%	(15)%	(16)%	(84)%	24%
Return on Invested Capital	(36)%	(11)%	(12)%	(63)%	18%

Revenues by Product:
Securities and Banking	$(7,305)	$539	$(81)	$(10,590)	$7,185	NM
Transactions Services	2,347	2,400	2,474	2,399	2,322	(1)%
Total	$(4,958)	$2,939	$2,393	$(8,191)	$9,507	NM

Net Income by Product:
Securities and Banking	$(7,089)	$(2,745)	$(2,834)	$(10,420)	$1,990	NM
Transactions Services	732	701	817	721	843	15%
Total	$(6,357)	$(2,044)	$(2,017)	$(9,699)	$2,833	NM

NM Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
Net Interest Revenue	$3,102	$3,612	$3,142	$4,236	$4,010	29%
Non-Interest Revenue	(10,407)	(3,073)	(3,223)	(14,826)	3,175	NM

Total Revenues, Net of Interest Expense	(7,305)	539	(81)	(10,590)	7,185	NM
Total Operating Expenses	4,671	4,486	3,914	4,478	2,860	(39)%

Net Credit Losses	101	348	318	944	1,523	NM
Provision for Unfunded Lending Commitments	—	(143)	(144)	(70)	60	—
Credit Reserve Build / (Release)	142	358	761	2,308	246	73%
Provision for Benefits & Claims	52	45	59	50	41	(21)%
Provision for Loan Losses and for Benefits and Claims	295	608	994	3,232	1,870	NM
Income (Loss) Before Taxes and Minority Interest	(12,271)	(4,555)	(4,989)	(18,300)	2,455	NM
Income Taxes (Benefits)	(5,138)	(1,862)	(2,047)	(7,569)	482	NM
Minority Interest, Net of Tax	(44)	52	(108)	(311)	(17)	61%
Net Income (Loss)	$(7,089)	$(2,745)	$(2,834)	$(10,420)	$1,990	NM

Average Assets (in billions of dollars)	$1,363	$1,276	$1,124	$1,100	$998	(27)%

Average Risk Capital	$52,617	$51,944	$47,551	$44,293	$46,144	(12)%
Return on Risk Capital	(54)%	(21)%	(24)%	(94)%	17%
Return on Invested Capital	(43)%	(16)%	(18)%	(70)%	13%

Revenue Details:
Investment Banking:
Advisory and Other Fees	$307	$386	$315	$236	$230	(25)%
Equity Underwriting	229	518	65	26	194	(15)%
Debt Underwriting	(2,082)	(277)	(173)	56	847	NM
Gross Investment Banking	(1,546)	627	207	318	1,271	NM

Revenue Allocated to the Global Wealth Management Segment:
Equity Underwriting	(54)	(86)	(36)	(17)	(30)	44%
Debt Underwriting	(67)	(88)	(29)	(26)	(22)	67%
Net Investment Banking	(1,667)	453	142	275	1,219	NM
Lending	584	95	1,346	2,089	(364)	NM
Equity Markets	979	1,398	476	(650)	1,903	94%
Fixed Income Markets	(7,023)	(633)	(2,412)	(13,383)	4,688	NM
Other Securities and Banking	(178)	(774)	367	1,079	(261)	(47)%
Total Securities and Banking Revenues	(7,305)	539	(81)	(10,590)	7,185	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
Net Interest Revenue	$1,201	$1,211	$1,308	$1,347	$1,338	11%
Non-Interest Revenue	1,146	1,189	1,166	1,052	984	(14)%
Total Revenues, Net of Interest Expense	2,347	2,400	2,474	2,399	2,322	(1)%
Total Operating Expenses	1,299	1,372	1,288	1,343	1,105	(15)%

Net Credit Losses	—	9	8	45	12	—
Provision for Unfunded Lending Commitments	—	—	(6)	—		—
Credit Reserve Build / (Release)	2	9	1	37	7	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	2	18	3	82	19	NM
Income Before Taxes and Minority Interest	1,046	1,010	1,183	974	1,198	15%
Income Taxes	306	300	357	248	359	17%
Minority Interest, Net of Tax	8	9	9	5	(4)	NM
Net Income	$732	$701	$817	$721	$843	15%

Average Assets (in billions of dollars)	$77	$79	$79	$74	$64	(17)%

Average Risk Capital	$2,245	$2,109	$1,873	$1,812	$2,033	(9)%
Return on Risk Capital	131%	134%	174%	158%	168%
Return on Invested Capital	66%	63%	79%	73%	87%

Revenue Details:
Treasury and Trade Solutions	$1,519	$1,581	$1,667	$1,706	$1,726	14%
Securities Services	828	819	807	693	596	(28)%
Total	$2,347	$2,400	$2,474	$2,399	$2,322	(1)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$61	$52	$54	$76	$74	21%
EMEA	105	110	109	106	97	(8)%
Latin America	20	20	20	19	18	(10)%
Asia	97	94	90	91	89	(8)%
Total	$283	$276	$273	$292	$278	(2)%

Assets Under Custody (EOP in trillions)	$12.9	$12.8	$11.9	$10.7	$10.3	(20)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 1 (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Net Interest Revenue	$570	$599	$671	$782	$698	22%
Non-Interest Revenue	2,709	2,716	2,493	2,061	1,921	(29)%

Total Revenues, Net of Interest Expense	3,279	3,315	3,164	2,843	2,619	(20)%
Total Operating Expenses	2,796	2,634	2,513	2,605	2,101	(25)%
Net Credit Losses	10	(1)	1	42	18	80%
Credit Reserve Build / (Release)	11	41	64	133	94	NM
Total Provision for Loan Losses	21	40	65	175	112	NM
Income Before Taxes and Minority Interest	462	641	586	63	406	(12)%
Income Taxes	159	232	225	36	145	(9)%
Minority Interest, Net of Tax	9	4	(2)	(2)	—	(100)%
Net Income	$294	$405	$363	$29	$261	(11)%

Pretax Profit Margin	14%	19%	19%	2%	16%
Average Assets (in billions of dollars)	$107	$110	$111	$105	$93	(13)%

Average Risk Capital	$4,509	$4,131	$3,847	$3,606	$4,914	9%
Return on Risk Capital	26%	39%	38%	3%	22%
Return on Invested Capital	11%	15%	15%	1%	11%

Fee-Based Revenues	$1,960	$1,951	$1,983	$1,885	$1,632	(17)%
Financial Advisors (FA) / Bankers	15,241	14,983	14,735	13,765	12,659	(17)%

Net Client Asset Flows (in billions)	$(1)	$(11)	$3	$(17)	$(40)	NM

Revenues:

Smith Barney	$2,648	$2,715	$2,576	$2,297	$2,090	(21)%
Private Bank	631	600	588	546	529	(16)%
Total Revenues	$3,279	$3,315	$3,164	$2,843	$2,619	(20)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

GLOBAL WEALTH MANAGEMENT Page 2

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

KEY INDICATORS (in billions of dollars, except for branches)

Client Assets Under Fee-Based Management
North America	$364	$357	$314	$254	$225	(38)%
EMEA	20	19	17	13	12	(40)%
Latin America	13	13	11	8	7	(46)%
Asia	84	80	73	57	49	(42)%
Total	$481	$469	$415	$332	$293	(39)%

Average Deposits and Other Customer Liability Balances
North America	$80.0	$78.0	$76.0	$78.3	$79.4	(1)%
EMEA	22.0	18.0	19.0	17.7	15.1	(31)%
Latin America	9.0	9.0	7.0	5.4	4.7	(48)%
Asia	21.0	22.0	22.0	20.2	17.8	(15)%
Total	$132.0	$127.0	$124.0	$121.6	$117.0	(11)%

Total Client Assets (1)
North America	$1,273	$1,242	$1,146	$982	$894	(30)%
EMEA	65	63	57	46	42	(35)%
Latin America	47	47	41	32	29	(38)%
Asia	322	310	288	260	231	(28)%
Total	$1,707	$1,662	$1,532	$1,320	$1,196	(30)%

Average Loans
North America	$39.9	$39.0	$38.0	$37.2	$35.6	(11)%
EMEA	9.2	10.0	10.0	8.4	6.4	(30)%
Latin America	2.5	3.0	3.0	2.6	2.4	(4)%
Asia	12.4	13.0	13.0	11.0	8.6	(31)%
Total	64.0	65.0	64.0	59.2	53.0	(17)%

Offices
North America	683	674	658	627	614	(10)%
EMEA	29	29	29	29	29	0%
Latin America	11	11	10	10	8	(27)%
Asia	136	134	134	134	126	(7)%
Total	859	848	831	800	777	(10)%

(1)   Total Client Assets include Average Deposits and Other Customer Liability Balances.

Reclassified to conform to the current period’s presentation.

NORTH AMERICA
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Net Interest Revenue	$6,691	$7,180	$7,072	$7,769	$7,840	17%
Non-Interest Revenue	(4,311)	551	(1,118)	(10,090)	2,966	NM
Total Revenues, Net of Interest Expense	2,380	7,731	5,954	(2,321)	10,806	NM
Total Operating Expenses	8,277	8,146	7,533	12,451	6,343	(23)%
Net Credit Losses	2,190	2,663	3,090	3,840	5,163	NM
Credit Reserve Build / (Release)	1,477	2,044	2,775	4,570	1,751	19%
Provision for Benefits & Claims	222	214	213	544	291	31%
Provision for Loan Losses and for Benefits and Claims	3,889	4,921	6,078	8,954	7,205	85%
Income (Loss) Before Taxes and Minority Interest	(9,786)	(5,336)	(7,657)	(23,726)	(2,742)	72%
Income Taxes (Benefits)	(4,165)	(2,070)	(2,892)	(7,919)	(1,382)	67%
Minority Interest, Net of Tax	(35)	51	(126)	(314)	(15)	57%
Net Income (Loss)	$(5,586)	$(3,317)	$(4,639)	$(15,493)	$(1,345)	76%
Average Assets (in billions of dollars)	$1,289	$1,272	$1,118	$1,073	$1,021	(21)%
Return on Assets	(1.74)%	(1.05)%	(1.65)%	(5.74)%	(0.53)%

Key Drivers (in billions of dollars, except branches):

Average Loans
Managed Cards	$152.7	$151.2	$150.6	$149.3	$145.9	(4)%
Consumer Banking	307.2	305.1	291.7	288.6	283.3	(8)%
Corporate	49.3	44.9	46.2	57.5	60.3	22%
Global Wealth Management	39.9	39.0	38.0	37.2	35.6	(11)%
Total	$549.1	$540.2	$526.5	$532.6	$525.1	(4)%

Average Consumer Banking Loans
Residential Real Estate	$219.9	$215.3	$205.2	$200.5	$196.7	(11)%
Auto	21.2	21.0	20.1	19.2	18.0	(15)%
Student	24.0	24.9	23.0	25.7	26.5	10%
Personal and Other	20.4	20.9	21.5	21.2	20.3	—
Commercial	21.7	23.0	21.9	22.0	21.8	—
Total	$307.2	$305.1	$291.7	$288.6	$283.3	(8)%

Average Deposits (and other Customer Liability Balances)
Checking, Savings & Money Market Deposits	$92.7	$97.4	$95.0	$90.9	$92.1	(1)%
Time Deposits, CDs and Other	30.0	24.4	25.8	34.7	35.9	20%
Consumer Banking Deposits	122.7	121.8	120.8	125.6	128.0	4%
Transaction Services	61.0	52.0	54.0	76.0	74.0	21%
Global Wealth Management	80.0	78.0	76.0	78.3	79.4	(1)%
Total	$263.7	$251.8	$250.8	$279.9	$281.4	7%

Global Wealth Management Assets Under Fee-Based Management	$364	$357	$314	$254	$225	(38)%
Global Wealth Management Total Client Assets	$1,273	$1,242	$1,146	$982	$894	(30)%

Consumer Banking Investment Sales	$1.5	$1.3	$1.2	$0.9	$0.8	(47)%
Consumer Banking Investment AUMs	$34.4	$34.4	$30.7	$24.6	$22.5	(35)%

Branches / Offices
Citibank	1,051	1,030	1,010	1,015	1,000	(5)%
CitiFinancial	2,517	2,526	2,449	2,347	2,341	(7)%
Global Wealth Management Offices	683	674	658	627	614	(10)%
Total	4,251	4,230	4,117	3,989	3,955	(7)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.45%	2.83%	3.50%	4.23%	4.98%

Loans 90+Days Past Due (in millions)	$8,115	$8,957	$10,486	$12,569	$14,766	82%
% of EOP Loans	2.34%	2.70%	3.14%	3.81%	4.69%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

EMEA
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Net Interest Revenue	$2,104	$2,367	$2,066	$2,081	$2,031	(3)%
Non-Interest Revenue	(516)	899	1,209	908	3,690	NM
Total Revenues, Net of Interest Expense	1,588	3,266	3,275	2,989	5,721	NM
Total Operating Expenses	3,072	2,888	2,504	2,587	1,936	(37)%
Net Credit Losses	345	447	513	889	845	NM
Credit Reserve Build / (Release)	110	165	474	627	382	NM
Provision for Benefits & Claims	1	—	1	—	—	—
Provision for Loan Losses and for Benefits and Claims	456	612	988	1,516	1,227	NM
Income (Loss) Before Taxes and Minority Interest	(1,940)	(234)	(217)	(1,114)	2,558	NM
Income Taxes (Benefits)	(802)	(127)	(254)	(664)	755	NM
Minority Interest, Net of Tax	21	21	28	13	1	(95)%
Net Income (Loss)	$(1,159)	$(128)	$9	$(463)	$1,802	NM
Average Assets (in billions of dollars)	$432	$373	$364	$321	$286	(34)%
Return on Assets	(1.08)%	(0.14)%	0.01%	(0.57)%	2.56%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$15.7	$16.5	$16.2	$14.1	$13.3	(15)%
Consumer Banking	25.1	26.1	25.3	21.6	19.9	(21)%
Corporate	73.2	70.4	61.9	58.4	51.9	(29)%
Global Wealth Management	9.2	10.0	10.0	8.4	6.4	(30)%
Total	$123.2	$123.0	$113.4	$102.5	$91.5	(26)%

Average Consumer Banking Loans
Residential Real Estate	$8.7	$9.0	$8.6	$7.0	$6.4	(26)%
Personal	15.0	15.7	15.3	13.2	12.2	(19)%
Commercial and other	1.4	1.4	1.4	1.4	1.3	(7)%
Total	$25.1	$26.1	$25.3	$21.6	$19.9	(21)%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$36.0	$35.5	$32.6	$25.3	$23.3	(35)%
Transaction Services	105.0	110.0	109.0	106.0	97.0	(8)%
Global Wealth Management	22.0	18.0	19.0	17.7	15.1	(31)%
Total	$163.0	$163.5	$160.6	$149.0	$135.4	(17)%

Global Wealth Management Assets Under Fee-Based Management	$20	$19	$17	$13	$12	(40)%
Global Wealth Management Total Client Assets	$65	$63	$57	$46	$42	(35)%

Consumer Banking Investment Sales	$2.2	$1.6	$1.3	$0.6	$0.8	(64)%
Consumer Banking Investment AUMs	$15.5	$13.7	$11.5	$8.8	$7.9	(49)%

Branches / Offices
Citibank	496	491	497	488	477	(4)%
CitiFinancial	317	259	262	261	224	(29)%
Global Wealth Management Offices	29	29	29	29	29	—
Total	842	779	788	778	730	(13)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.94%	3.11%	3.52%	4.31%	5.92%

Loans 90+Days Past Due (in millions)	$644	$751	$810	$916	$1,158	80%
% of EOP Loans	1.53%	1.72%	2.02%	2.56%	3.50%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

LATIN AMERICA
(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Net Interest Revenue	$2,015	$2,169	$2,061	$1,756	$1,597	(21)%
Non-Interest Revenue	1,921	1,275	1,017	931	2,360	23%
Total Revenues, Net of Interest Expense	3,936	3,444	3,078	2,687	3,957	1%
Total Operating Expenses	1,487	1,822	1,849	5,945	1,345	(10)%
Net Credit Losses	503	575	657	584	564	12%
Credit Reserve Build / (Release)	224	165	252	502	282	26%
Provision for Benefits & Claims	54	45	59	50	41	(24)%
Provision for Loan Losses and for Benefits and Claims	781	785	968	1,136	887	14%
Income Before Taxes and Minority Interest	1,668	837	261	(4,394)	1,725	3%
Income Taxes	472	178	(20)	(279)	541	15%
Minority Interest, Net of Tax	1	1	1	1	1	—
Net Income (Loss)	$1,195	$658	$280	$(4,116)	$1,183	(1)%
Average Assets (in billions of dollars)	$153	$159	$156	$144	$130	(15)%
Return on Assets	3.14%	1.66%	0.71%	(11.37)%	3.69%

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$14.1	$14.7	$14.6	$11.8	$10.9	(23)%
Consumer Banking	14.6	15.6	16.0	14.2	13.6	(7)%
Corporate	29.1	28.8	27.4	24.1	23.0	(21)%
Global Wealth Management	2.5	3.0	3.0	2.6	2.4	(4)%
Total	$60.3	$62.1	$61.0	$52.7	$49.9	(17)%

Average Consumer Banking Loans
Residential Real Estate	$3.3	$3.6	$3.6	$3.2	$3.2	(3)%
Personal	5.0	5.5	5.3	4.4	4.1	(19)%
Commercial and other	6.3	6.5	7.1	6.6	6.3	—
Total	$14.6	$15.6	$16.0	$14.2	$13.6	(7)%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$41.4	$41.3	$40.9	$35.1	$33.5	(19)%
Transaction Services	20.0	20.0	20.0	19.0	18.0	(10)%
Global Wealth Management	9.0	9.0	7.0	5.4	4.7	(48)%
Total	$70.4	$70.3	$67.9	$59.5	$56.2	(20)%

Global Wealth Management Assets Under Fee-Based Management	$13	$13	$11	$8	$7	(46)%
Global Wealth Management Total Client Assets	$47	$47	$41	$32	$29	(38)%

Consumer Banking Investment Sales	$14.6	$15.4	$16.2	$13.4	$11.5	(21)%
Consumer Banking Investment AUMs	$34.5	$37.4	$32.9	$25.0	$22.9	(34)%

Branches / Offices
Citibank	2,066	2,071	2,055	2,028	1,965	(5)%
CitiFinancial	568	564	533	533	477	(16)%
Global Wealth Management Offices	11	11	10	10	8	(27)%
Total	2,645	2,646	2,598	2,571	2,450	(7)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	6.96%	7.64%	8.64%	8.66%	9.24%

Loans 90+Days Past Due (in millions)	$1,121	$1,182	$1,129	$983	$1,011	(10)%
% of EOP Loans	3.86%	3.84%	3.87%	3.85%	4.11%

Reclassified to conform to the current period’s presentation.

ASIA

(In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
ASIA

Net Interest Revenue	$2,419	$2,484	$2,514	$2,231	$2,095	(13)%
Non-Interest Revenue	2,168	2,111	1,954	(245)	1,714	(21)%
Total Revenues, Net of Interest Expense	4,587	4,595	4,468	1,986	3,809	(17)%
Total Operating Expenses	2,834	2,788	2,612	3,813	2,174	(23)%
Net Credit Losses	599	634	660	827	709	18%
Credit Reserve Build / (Release)	128	147	372	260	280	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	727	781	1,032	1,087	989	36%
Income Before Taxes and Minority Interest	1,026	1,026	824	(2,914)	646	(37)%
Income Taxes	269	250	127	(2,292)	4	(99)%
Minority Interest, Net of Tax	(8)	4	2	(9)	(3)	63%
Net Income	$765	$772	$695	$(613)	$645	(16)%
Average Assets (in billions of dollars)	$364	$354	$337	$359	$301	(17)%
Return on Assets	0.85%	0.88%	0.82%	(0.68)%	0.87%

CONSUMER FINANCE JAPAN

Net Interest Revenue	$264	$173	$224	$65	$162	(39)%
Non-Interest Revenue	13	3	1	2	3	(77)%
Total Revenues, Net of Interest Expense	277	176	225	67	165	(40)%
Total Operating Expenses	95	101	84	91	59	(38)%
Net Credit Losses	317	314	295	305	316	—
Credit Reserve Build / (Release)	—	—	91	13	(52)	—
Provision for Benefits & Claims	—	—	1	—	—	—
Provision for Loan Losses and for Benefits and Claims	317	314	387	318	264	(17)%
Income Before Taxes and Minority Interest	(135)	(239)	(246)	(342)	(158)	(17)%
Income Taxes	(49)	(85)	(87)	(887)	(122)	NM
Minority Interest, Net of Tax	—	—	—	—	—	—
Net Income	$(86)	$(154)	$(159)	$545	$(36)	58%
Average Assets (in billions of dollars)	$9	$8	$8	$8	$8	(11)%
Return on Assets	(3.84)%	(7.74)%	(7.91)%	27.10%	(1.83)%

ASIA EXCLUDING CONSUMER FINANCE JAPAN

Net Interest Revenue	$2,155	$2,311	$2,290	$2,166	$1,933	(10)%
Non-Interest Revenue	2,155	2,108	1,953	(247)	1,711	(21)%
Total Revenues, Net of Interest Expense	4,310	4,419	4,243	1,919	3,644	(15)%
Total Operating Expenses	2,739	2,687	2,528	3,722	2,115	(23)%
Net Credit Losses	282	320	365	522	393	39%
Credit Reserve Build / (Release)	128	147	281	247	332	NM
Provision for Benefits & Claims	—	—	(1)	—	—	—
Provision for Loan Losses and for Benefits and Claims	410	467	645	769	725	77%
Income Before Taxes and Minority Interest	1,161	1,265	1,070	(2,572)	804	(31)%
Income Taxes	318	335	214	(1,405)	126	(60)%
Minority Interest, Net of Tax	(8)	4	2	(9)	(3)	63%
Net Income	$851	$926	$854	$(1,158)	$681	(20)%
Average Assets (in billions of dollars)	$355	$346	$329	$351	$293	(17)%
Return on Assets	0.96%	1.08%	1.03%	(1.31)%	0.94%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ASIA Page 2 (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Key Drivers (in billions of dollars, except branches):

Average Loans
Cards	$17.1	$17.6	$17.3	$16.1	$15.5	(9)%
Consumer Banking (excluding CF Japan)	51.9	51.6	49.9	43.4	41.8	(19)%
Corporate	45.2	43.6	40.1	38.1	34.0	(25)%
Global Wealth Management	12.4	13.0	13.0	11.0	8.6	(31)%
	126.6	125.8	120.3	108.6	99.9	(21)%
Consumer Finance Japan	8.9	8.4	7.8	8.3	7.6	(15)%
Total	$135.5	$134.2	$128.1	$116.9	$107.5	(21)%

Average Consumer Banking Loans (excluding CF Japan)
Residential Real Estate	$28.4	$28.4	$27.1	$23.8	$22.8	(20)%
Personal	11.1	11.1	10.8	9.4	8.8	(21)%
Commercial and other	12.4	12.1	12.0	10.2	10.2	(18)%
Total	$51.9	$51.6	$49.9	$43.4	$41.8	(19)%

Average Deposits (and other Customer Liability Balances)
Consumer Banking Deposits	$97.7	$96.8	$92.5	$84.7	$82.9	(15)%
Transaction Services	97.0	94.0	90.0	91.0	89.0	(8)%
Global Wealth Management	21.0	22.0	22.0	20.2	17.8	(15)%
Total	$215.7	$212.8	$204.5	$195.9	$189.7	(12)%

Global Wealth Management Assets Under Fee-Based Management	$84	$80	$73	$57	$49	(42)%
Global Wealth Management Total Client Assets	$322	$310	$288	$260	$231	(28)%

Consumer Banking Investment Sales	$10.0	$9.5	$6.1	$2.8	$3.4	(66)%
Consumer Banking Investment AUMs	$54.3	$53.1	$44.9	$35.8	$33.0	(39)%

Branches / Offices
Citibank	492	492	495	492	507	3%
CitiFinancial (excluding Japan)	612	555	555	562	315	(49)%
Global Wealth Management Offices	136	134	134	134	126	(7)%
	1,240	1,181	1,184	1,188	948	(24)%
Consumer Finance Japan	41	36	19	4	4	(90)%
Total	1,281	1,217	1,203	1,192	952	(26)%

Consumer Loans Excluding GWM

Net Credit Loss Ratio	2.99%	3.16%	3.32%	3.69%	4.23%

Loans 90+Days Past Due (in millions)	$765	$798	$747	$784	$879	15%
% of EOP Loans	0.98%	1.03%	1.04%	1.13%	1.37%

Reclassified to conform to the current period’s presentation.

CITIGROUP — RETURN ON CAPITAL (1)

	Average Risk Capital ($M) (2)			Return on Risk Capital			Return on Invested Capital
	First	Fourth	First	First	Fourth	First	First	Fourth	First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2009	2008	2008	2009	2008	2008	2009

Global Cards	$14,762	$13,976	$16,948	33%	(17)%	10%	18%	(9)%	6%
Consumer Banking	27,272	31,064	35,213	1%	(133)%	(14)%	0%	(88)%	(11)%
Institutional Clients Group (ICG):
Securities and Banking	52,617	44,293	46,144	(54)%	(94)%	17%	(72)%	(72)%	13%
Transaction Services	2,245	1,812	2,033	131%	158%	168%	66%	73%	87%
Total Institutional Clients Group (ICG)	54,862	46,105	48,177	(47)%	(84)%	24%	(36)%	(63)%	18%
Global Wealth Management	4,509	3,606	4,914	26%	3%	22%	11%	1%	11%

Corporate / Other	4,856	3,765	1,524	NM	NM	NM	NM	NM	NM

Total Citigroup - Risk Capital (2)	$106,261	$98,516	$106,776	(20)%	(86)%	6%

Total Citigroup - Return on Invested Capital (2) (3)							(19)%	(85)%	(6)%

(1)

Risk Capital is defined as the amount of capital needed to cover unexpected economic losses during extreme events. Return on Risk Capital is defined as income divided by Risk Capital. Return on Invested Capital is a similar calculation but includes adjustments for goodwill and intangibles in both the numerator and denominator, similar to those necessary to translate return on tangible equity to return on total equity. Return on Risk Capital and Return on Invested Capital are non-GAAP performance measures. Management believes Return on Risk Capital is useful to make incremental investment decisions and serves as a key metric for organic growth initiatives. Return on Invested Capital is used for multi-year investment decisions and as a long term performance measure.

(2)

Average Risk Capital is net of the cross-sector diversification. Average Invested Capital includes the difference between Tangible Equity and Risk Capital, which is also included in the Total Citigroup Return on Invested Capital.

(3)	Total Citigroup Return on Invested Capital equals Citigroup Return on Common Equity.

NM	Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2008	2008	2009 (5)	2008	2008	2009	2008		2008		2009 (5)
Assets:

Deposits with Banks (6)	$63,314	$120,963	$170,463	$784	$759	$432	4.98%		2.50%		1.03%
Fed Funds Sold and Resale Agreements (7)	282,315	209,720	182,635	3,172	1,404	888	4.52%		2.66%		1.97%
Trading Account Assets (8)	434,869	308,725	264,008	4,799	3,892	2,958	4.44%		5.02%		4.54%
Investments (1)	217,267	219,352	244,114	2,687	2,886	3,176	4.97%		5.23%		5.28%
Consumer Loans	566,636	523,927	504,614	12,357	10,800	9,759	8.77%		8.20%		7.89%
Corporate Loans	196,557	177,558	167,101	4,057	3,653	3,096	8.30%		8.18%		7.51%
Total Loans (net of Unearned Income)	763,193	701,485	671,715	16,414	14,453	12,855	8.65%		8.20%		7.76%
Other Interest-Earning Assets	119,148	75,609	53,163	1,334	517	300	4.50%		2.72%		2.29%

Total Average Interest-Earning Assets	$1,880,106	$1,635,854	$1,586,098	$29,190	$23,911	$20,609	6.24%		5.81%		5.27%

Liabilities:

Deposits	$735,965	$657,315	$635,100	$6,194	$4,080	$2,848	3.38%		2.47%		1.82%
Fed Funds Purchased and Repurchase Agreements (7)	329,944	262,199	223,394	3,903	1,726	1,119	4.76%		2.62%		2.03%
Trading Account Liabilities (8)	91,145	63,768	52,677	333	198	113	1.47%		1.24%		0.87%
Short-Term Borrowings	232,033	196,220	189,922	1,381	711	497	2.39%		1.44%		1.06%
Long-Term Debt (9)	339,137	341,256	343,777	4,311	3,943	3,134	5.11%		4.60%		3.70%

Total Average Interest-Bearing Liabilities	$1,728,224	$1,520,758	$1,444,870	$16,122	$10,658	$7,711	3.75%		2.79%		2.16%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$13,068	$13,253	$12,898	2.80%		3.22%		3.30%

1Q09 Increase From							50	bps	8	bps

(1)

Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $48 million for the 2008 first quarter, $159 million for the 2008 fourth quarter and $97 million for the 2009 first quarter.

(2)	Citigroup Average Balances and Interest Rates include both domestic and international operations.
(3)	Monthly or quarterly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average Rate % is calculated as annualized interest over average volumes.
(5)	Preliminary
(6)	Beginning with the fourth quarter of 2008, Deposits held with the Federal Reserve are interest-earning and are classified as Deposits with Banks.
(7)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(8)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(9)

Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)

				EOP				Average
	90 Days Or More Past Due (1)			Loans	Net Credit Losses (1)			Loans
	1Q08	4Q08	1Q09	1Q09	1Q08	4Q08	1Q09	1Q09
PRODUCT VIEW:
Global Cards
North America	$826	$1,298	$1,258	$36.1	$614	$903	$1,112	$43.3
Ratio	2.05%	2.87%	3.49%		5.39%	8.22%	10.42%
EMEA	266	369	468	13.2	140	183	234	13.3
Ratio	1.62%	2.60%	3.55%		3.56%	5.17%	7.14%
Latin America	539	561	548	10.7	359	422	420	10.9
Ratio	3.75%	4.86%	5.11%		10.25%	14.18%	15.65%
Asia	256	262	309	15.2	135	162	177	15.5
Ratio	1.49%	1.57%	2.04%		3.17%	4.02%	4.62%

Consumer Banking
North America	7,289	11,271	13,508	278.8	1,539	2,629	2,899	283.3
Ratio	2.38%	3.96%	4.85%		2.02%	3.62%	4.15%
EMEA	378	547	690	19.9	159	203	250	19.9
Ratio	1.46%	2.54%	3.47%		2.55%	3.75%	5.11%
Latin America	582	422	463	13.9	137	144	137	13.6
Ratio	3.98%	3.01%	3.33%		3.78%	4.04%	4.10%
Asia	509	522	570	49.0	444	466	500	49.4
Ratio	0.83%	0.99%	1.16%		2.94%	3.59%	4.11%

Global Wealth Management	31	289	585	52.1	10	42	18	53.0
Ratio	0.05%	0.52%	1.12%		0.06%	0.28%	0.14%

On-Balance Sheet Loans (2)	$10,676	$15,541	$18,399	$488.9	$3,537	$5,154	$5,747	$502.2
Ratio	1.90%	3.01%	3.76%		2.52%	3.93%	4.64%
Securitized Receivables (all in NA Cards)	2,113	2,655	3,138	106.0	1,591	2,115	2,549	102.6
Loans Held-for-Sale	14	—	—	—	—	—	—	—
Managed Loans (3)	$12,803	$18,196	$21,537	$594.9	$5,128	$7,269	$8,296	$604.8
Ratio	1.90%	2.92%	3.62%		3.07%	4.61%	5.56%

REGIONAL VIEW:

North America	$8,143	$12,866	$15,262	$350.6	$2,154	$3,555	$4,024	$362.2
Ratio	2.10%	3.50%	4.35%		2.20%	3.83%	4.51%
EMEA	645	922	1,207	39.5	298	391	484	39.6
Ratio	1.26%	2.16%	3.06%		2.40%	3.52%	4.96%
Latin America	1,120	983	1,011	26.8	496	566	558	26.9
Ratio	3.54%	3.51%	3.78%		6.41%	7.85%	8.43%
Asia	768	770	919	72.0	589	642	681	73.5
Ratio	0.84%	0.97%	1.28%		2.62%	3.23%	3.75%
On-Balance Sheet Loans (2)	$10,676	$15,541	$18,399	$488.9	$3,537	$5,154	$5,747	$502.2
Ratio	1.90%	3.01%	3.76%		2.52%	3.93%	4.64%
Securitized Receivables (all in NA Cards)	2,113	2,655	3,138	106.0	1,591	2,115	2,549	102.6
Loans Held-for-Sale	14	—	—	—	—	—	—	—
Managed Loans (3)	$12,803	$18,196	$21,537	$594.9	$5,128	$7,269	$8,296	$604.8
Ratio	1.90%	2.92%	3.62%		3.07%	4.61%	5.56%

(1)	The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2)

Total Loans and Total Average Loans exclude certain interest and fees on credit cards of approximately $3 billion and $3 billion, respectively, which are included in Consumer Loans on the Consolidated Balance Sheet.

(3)

This table presents consumer credit information on a held basis and shows the impact of securitizations to reconcile to a managed basis. Only N.A. Cards from a product view and North America from a regional view are impacted. Managed basis reporting is a non-GAAP measure. Held basis reporting is the related GAAP measure. For a discussion of managed basis reporting see Note 1 to the Global Cards business on page 10.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES TOTAL CITIGROUP (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Allowance for Loan Losses at Beginning of Period	$16,117	$18,257	$20,777	$24,005	$29,616

Gross Credit (Losses)	(4,247)	(4,969)	(5,467)	(6,548)	(7,659)	(80)%
Gross Recoveries	609	649	547	405	377	(38)%
Net Credit (Losses) / Recoveries (NCL’s)	(3,638)	(4,320)	(4,920)	(6,143)	(7,282)	(100)%

NCL’s	3,638	4,320	4,920	6,143	7,282	100%
Reserve Releases (1)	(89)	(115)	(56)	—	—	100%
Reserve Builds (1)	1,885	2,646	3,483	3,491	2,256	20%
Specific Reserve Releases / Utilizations	(35)	(29)	(13)	(596)	(1,398)	NM
Specific Reserve Builds	170	159	614	3,096	1,769	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	8	2	(5)	37	6	(25)%

Provision for Loan Losses	5,577	6,983	8,943	12,171	9,915	78%

Other (2)	201	(143)	(795)	(417)	(546)

Allowance for Loan Losses at End of Period (1) (a)	$18,257	$20,777	$24,005	$29,616	$31,703

Corporate Allowance for Unfunded Lending Commitments (3) (a)	$1,250	$1,107	$957	$887	$947

Provision for Unfunded Lending Commitments	$—	$(143)	$(150)	$(70)	$60

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$19,507	$21,884	$24,962	$30,503	$32,650

Total Allowance for Loans Losses as a Percentage of Total Loans	2.31%	2.78%	3.35%	4.27%	4.82%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio. Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million and $2,760 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively.

(2)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

-  For the 2009 first quarter, reductions to the credit loss reserves of $213 million related to securitizations and reductions of approximately $320 million primarily related to foreign currency translation.

- For the 2008 fourth quarter, reductions to the credit loss reserves of approximately $400 million primarily related to foreign currency translation.

-  For the 2008 third quarter, reductions to the credit loss reserves of $23 million related to securitizations, reductions of $244 million related to the pending sale of Germany and reductions of approximately $400 million related to foreign currency translation.

-  For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

-  For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

(3)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

ALLOWANCE FOR CREDIT LOSSES CONSUMER LOANS (1) (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Allowance for Loan Losses at Beginning of Period	$12,393	$14,368	$16,507	$19,079	$22,366

Gross Credit (Losses)	(4,110)	(4,587)	(5,107)	(5,505)	(6,095)	(48)%
Gross Recoveries	573	624	513	351	348	(39)%
Net Credit (Losses) / Recoveries (NCL’s)	(3,537)	(3,963)	(4,594)	(5,154)	(5,747)	(62)%

NCL’s	3,537	3,963	4,594	5,154	5,747	62%
Reserve Releases (2)	(29)	—	(13)	—	—	100%
Reserve Builds (2)	1,825	2,257	3,135	2,819	1,805	(1)%
Specific Reserve Releases / Utilizations	(3)	—	—	—	—	100%
Specific Reserve Builds	2	39	139	855	575	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	—	—	—	8	—	—

Provision for Loan Losses	5,332	6,259	7,855	8,836	8,127	52%

Other (3)	180	(157)	(689)	(395)	(465)

Allowance for Loan Losses at End of Period (2)	$14,368	$16,507	$19,079	$22,366	$24,281

Net Consumer Credit (Losses) as a Percentage of Average Consumer Loans	2.52%	2.82%	3.35%	3.93%	4.64%

Consumer Allowance for Credit Losses As a Percentage of Total Consumer Loans	2.41%	2.89%	3.51%	4.30%	4.96%

(1)           Includes loans made to Global Wealth Management clients.

(2)           Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.  Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $443 million, $882 million, $1,443 million, $2,180 million and $2,760 million as of March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively.

(3)           Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.  The significant items reported on this line for the periods presented include:

-  For the 2009 first quarter, reductions to the credit loss reserves of $213 million related to securitizations and reductions of approximately $242 million primarily related to foreign currency translation.

-  For the 2008 fourth quarter, reductions to the credit loss reserves of approximately $400 million primarily related to foreign currency translation.

-  For the 2008 third quarter, reductions to the credit loss reserves of $23 million related to securitizations, reductions of $244 million related to the pending sale of Germany and reductions of approximately $500 million related to foreign currency translation.

-  For the 2008 second quarter, reductions to the credit loss reserves of $21 million related to securitizations, reductions of $156 million related to the sale of CitiCapital and additions of $56 million related to purchase price adjustments for the Cuscatlan acquisition.

-  For the 2008 first quarter, reductions to the credit loss reserves of $58 million related to securitizations and additions of $50 million related to purchase price adjustments for the Bank of Overseas Chinese acquisition.

NM  Not meaningful

ALLOWANCE FOR CREDIT LOSSES CORPORATE LOANS (1) (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

Allowance for Loan Losses at Beginning of Period	$3,724	$3,889	$4,270	$4,926	$7,250

Gross Credit (Losses)	(137)	(382)	(360)	(1,043)	(1,564)	NM
Gross Recoveries	36	25	34	54	29	(19)%
Net Credit (Losses) / Recoveries (NCL’s)	(101)	(357)	(326)	(989)	(1,535)	NM

NCL’s	101	357	326	989	1,535	NM
Reserve Releases (2)	(60)	(115)	(43)	—	—	100%
Reserve Builds (2)	60	389	348	672	451	NM
Specific Reserve Releases / Utilizations	(32)	(29)	(13)	(596)	(1,398)	NM
Specific Reserve Builds	168	120	475	2,241	1,194	NM
Build(Release/Utilization)for Purchased Distressed Loan Portfolios	8	2	(5)	29	6	(25)%

Provision for Loan Losses	245	724	1,088	3,335	1,788	NM

Other (3)	21	14	(106)	(22)	(81)
Allowance for Loan Losses at End of Period (1) (a)	$3,889	$4,270	$4,926	$7,250	$7,422

Net Corporate Credit (Losses) (actual, not annualized) as a Percentage of Average Corporate Loans	0.05%	0.19%	0.19%	0.56%	0.92%

Corporate Allowance for Credit Losses As a Percentage of Total Corporate Loans	2.02%	2.43%	2.84%	4.15%	4.43%

Corporate Allowance for Unfunded Lending Commitments (4) (a)	$1,250	$1,107	$957	$887	$947

Provision for Unfunded Lending Commitments	$—	$(143)	$(150)	$(70)	$60

Total Corporate Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$5,139	$5,377	$5,883	$8,137	$8,369

(1)	Includes Loans related to the Corporate / Other segment.

(2)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(3)

Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc. The significant items reported on this line for the periods presented include:

- The 2009 first quarter includes adjustments primarily related to foreign currency translation.
- The 2008 fourth quarter includes adjustments primarily related to foreign currency translation.
- The 2008 third quarter includes adjustments primarily related to foreign currency translation.

-  The 2008 first quarter includes adjustments for the transfer of business units from U.S. Consumer to Markets & Banking of $21 million and ($15) million for the release of reserves related to the contribution of certain assets  of Citi Chile to Banco de Chile.

(4)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

NM Not meaningful

CITIGROUP — COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)
Global Cards
Net Credit Losses	$1,248	$1,412	$1,588	$1,670	$1,943	56%
Credit Reserve Build / (Release)	623	583	1,069	1,275	1,108	78%
North America
Net Credit Losses	614	687	766	903	1,112	81%
Credit Reserve Build / (Release)	313	334	481	716	655	NM
EMEA
Net Credit Losses	140	161	180	183	234	67%
Credit Reserve Build / (Release)	37	81	142	166	204	NM
Latin America
Net Credit Losses	359	417	484	422	420	17%
Credit Reserve Build / (Release)	249	127	286	312	157	(37)%
Asia
Net Credit Losses	135	147	158	162	177	31%
Credit Reserve Build / (Release)	24	41	160	81	92	NM

Consumer Banking
Net Credit Losses	2,279	2,552	3,005	3,442	3,786	66%
Credit Reserve Build / (Release)	1,161	1,672	2,128	2,274	1,178	1%
North America
Net Credit Losses	1,539	1,764	2,166	2,629	2,899	88%
Credit Reserve Build / (Release)	1,033	1,496	1,861	1,982	989	(4)%
EMEA
Net Credit Losses	159	168	188	203	250	57%
Credit Reserve Build / (Release)	34	49	86	83	134	NM
Latin America
Net Credit Losses	137	158	182	144	137	0%
Credit Reserve Build / (Release)	(5)	31	(13)	126	15	NM
Asia
Net Credit Losses	444	462	469	466	500	13%
Credit Reserve Build / (Release)	99	96	194	83	40	(60)%

Global Wealth Management:
Net Credit Losses	10	(1)	1	42	18	80%
Credit Reserve Build / (Release)	11	41	64	133	94	NM
Consumer Provision for Loan Losses	5,332	6,259	7,855	8,836	8,127	52%
Consumer NCLs	3,537	3,963	4,594	5,154	5,747	62%
Consumer Credit Reserve Build / (Release)	1,795	2,296	3,261	3,682	2,380	33%

Institutional Clients Group (ICG):
Net Credit Losses	101	357	326	989	1,535	NM
Credit Reserve Build / (Release)	144	367	762	2,345	253	76%
Securities and Banking
Net Credit Losses	101	348	318	944	1,523	NM
Credit Reserve Build / (Release)	142	358	761	2,308	246	73%
Transaction Services
Net Credit Losses	—	9	8	45	12	—
Credit Reserve Build / (Release)	2	9	1	37	7	NM

Corporate / Other	—	—		1	—	—
Corporate Provision for Loan Losses	245	724	1,088	3,335	1,788	NM

Total Provision for Loan Losses	$5,577	$6,983	$8,943	$12,171	$9,915	78%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-PERFORMING ASSETS (In millions of dollars)

						1Q09 vs.
	1Q	2Q	3Q	4Q	1Q	1Q08 Increase/
	2008	2008	2008	2008	2009	(Decrease)

NON-ACCRUAL AND RENEGOTIATED LOANS (1)

Corporate Non-Accrual Loans By Region (2)
North America	$443	$469	$715	$2,415	$3,305	NM
EMEA	1,276	1,602	1,433	6,375	6,503	NM
Latin America	74	81	133	238	322	NM
Asia	241	124	385	541	679	NM
Total	$2,034	$2,276	$2,666	$9,569	$10,809	NM

Consumer Non-Accrual Loans By Region (2)
North America	$5,724	$6,471	$8,149	$9,876	$12,185	NM
EMEA	663	815	801	886	1,085	64%
Latin America	1,291	1,436	1,339	1,284	1,321	2%
Asia	623	628	588	682	711	14%
Total	$8,301	$9,350	$10,877	$12,728	$15,302	84%

Renegotiated Loans (includes Corporate and Commercial Business Loans)	$174	$184	$124	$134	$163	(6)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Consumer	$1,008	$1,121	$1,200	$1,097	$928	(8)%
ICG	545	489	402	336	274	(50)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,553	$1,610	$1,602	$1,433	$1,202	(23)%

OREO By Region:
North America	$1,340	$1,481	$1,483	$1,259	$1,026	(23)%
EMEA	84	87	83	90	80	(5)%
Latin America	125	39	35	29	25	(80)%
Asia	4	3	1	55	71	NM
Total	$1,553	$1,610	$1,602	$1,433	$1,202	(23)%

OTHER REPOSSESSED ASSETS (4)	$107	$94	$81	$78	$78	(27)%

Non-Performing Assets (NPA) (5)
Corporate Non-Accrual Loans	$2,034	$2,276	$2,666	$9,569	$10,809	NM
Consumer Non-Accrual Basis Loans	8,301	9,350	10,877	12,728	15,302	84%
Non-Performing Loans (NPL)	10,335	11,626	13,543	22,297	26,111	NM
OREO	1,553	1,610	1,602	1,433	1,202	(23)%
Other Repossessed Assets	107	94	81	78	78	(27)%
Non-Performing Assets (NPA)	$11,995	$13,330	$15,226	$23,808	$27,391	NM

NPL as a % of Total Loans	1.31%	1.56%	1.89%	3.21%	3.97%
NPA as a % of Total Assets	0.55%	0.63%	0.74%	1.23%	1.50%

Allowance for Loan Losses as a % of NPL	177%	179%	177%	133%	121%

NM Not meaningful

(1)

Non-accrual loans are loans in which the borrower has fallen behind in interest payments and are now considered impaired. As a general rule, consumer loans are charged off at 120 days past due and credit card loans are charged off at 180 days contractually past due. Consumer loans secured with non-real-estate collateral are written down to the estimated  value of the collateral, less costs to sell, at 120 days past due. Consumer real-estate secured loans are written down to the estimated value of the property less costs to sell, when they are 180 days contractually past due. Impaired corporate loans and leases are written down to the extent that principal is judged to be uncollectible.

(2)

Excludes SOP 3-03 purchased distressed loans. The carrying value of these loans was: $2,224 million at March 31, 2008, $1,891 million at June 30, 2008, $1,550 million at September 30, 2008, $1,510 million at December 31, 2008, and $1,328 million at March 31, 2009.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when the Company has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-performing assets. As such, analysis against the industry is not always comparable.

*** END OF FILE ***